Exhibit 99.1

Planet and dMY IV Announce Upsized PIPE—Additional $50 Million from CPP Investments

New commitments bring total raised from PIPE from $200 million to more than $250 million

Fully committed PIPE transaction is in conjunction with Planet’s agreement to become a publicly traded company through merger with dMY IV

San Francisco and Toronto – September 16, 2021 – Planet Labs Inc. (“Planet”), a leading provider of daily data and insights about Earth, and dMY Technology Group, Inc. IV (NYSE:DMYQ) (“dMY IV”), a special purpose acquisition company, today announced that they have received a commitment for a US$50 million investment in dMY IV from Canada Pension Plan Investment Board (“CPP Investments”). Together with CPP Investments, Cypress Point Investment Management (“Cypress Point”) participated in a co-investment.

Planet recently entered into a definitive Merger Agreement (as defined below) with dMY IV to become a publicly traded company later this year (the “Business Combination”). The commitments by CPP Investments and Cypress Point are on substantially similar terms as the $200 million private placement (“PIPE”) investment initially announced on July 7, 2021, in conjunction with the Business Combination. The new commitments bring proceeds raised in the PIPE transaction to over $250 million, which will satisfy the minimum cash closing condition of the Business Combination. These proceeds, along with over $345 million in dMY IV’s trust account (assuming no redemptions), will be used to fund Planet’s operations and support new and existing growth initiatives.

“CPP Investments has actively focused on identifying companies with technologies or business models that help mitigate or adapt to climate change,” said Leon Pederson, Head of Thematic Investing, CPP Investments. “Planet’s environmental use cases make it a good fit for our Climate Change Opportunities portfolio and we look forward to the company’s continued innovation and growth.”

“At Planet, our mission is to use space to help life on Earth by providing customers with actionable data and solutions that help create positive change,” said Will Marshall, Planet’s co-founder and CEO. “The commitment by CPP Investments is aligned with our goal to build a strong business that simultaneously helps people and our planet. We’re excited about this new partnership and look forward to driving Planet’s continued success as we prepare to become a public company.”

Planet’s fleet of nearly 200 earth imaging satellites images the whole Earth’s land mass daily. The company leads the earth observation industry with the highest frequency satellite data commercially available.

CPP Investments joins several other leading investors committed to participate in the Business Combination by purchasing shares of dMY IV’s Class A common stock in the PIPE. The PIPE investment is led by funds and accounts managed by BlackRock, with participation from Marc Benioff’s TIME Ventures and Google, among others.

dMY IV intends to file with the U.S. Securities and Exchange Commission (the “SEC”) an amendment to its Registration Statement on Form S-4 (the “Registration Statement”) in the coming days, which, when available, will contain Planet’s financial statements for the six months ended July 31, 2021, and can be viewed at the SEC’s website at www.sec.gov once filed.

The merger transaction, which has been unanimously approved by dMY IV’s Board of Directors and Planet’s Board of Directors, is expected to close later this year, subject to approval by dMY IV’s and Planet’s stockholders and other customary closing conditions.

About Planet

Planet is a leading provider of daily data and insights about Earth, committed to using space to help life on Earth. Planet is driven by a mission to image the world every day, and make change visible, accessible and actionable. Founded in 2010 by three NASA scientists, Planet designs, builds, and operates the largest earth observation fleet of imaging satellites, capturing and compiling data from over 3 million images per day. Planet provides mission-critical data, advanced insights, and software solutions to over 700 customers, including the world’s leading agriculture, forestry, intelligence, education and finance companies and government agencies, enabling users to simply and effectively derive unique value from satellite imagery.

About dMY IV

dMY IV is a $345 million special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses. Its Class A common stock, units and warrants trade on the New York Stock Exchange under the ticker symbols DMYQ, DMYQ.U and DMYQ WS, respectively. More information can be found at www.dmytechnology.com.

About CPP Investments

Canada Pension Plan Investment Board (CPP Investments™) is a professional investment management organization that manages the Fund in the best interest of the more than 20 million contributors and beneficiaries of the Canada Pension Plan. In order to build diversified portfolios of assets, investments are made around the world in public equities, private equities, real estate, infrastructure and fixed income. Headquartered in Toronto, with offices in Hong Kong, London, Luxembourg, Mumbai, New York City, San Francisco, São Paulo and Sydney, CPP Investments is governed and managed independently of the Canada Pension Plan and at arm’s length from governments. At June 30, 2021, the Fund totaled $519.6 billion. For more information, please visit www.cppinvestments.com or follow us on LinkedIn, Facebook or Twitter.

Important Information About the Proposed Business Combination and Where to Find It

The press release relates to the Business Combination involving dMY IV and Planet, pursuant to the terms of that certain agreement and plan of merger, by and among dMY IV and Planet and the other parties thereto (the “Merger Agreement”), dated as of July 7, 2021. In connection with the Business Combination, dMY IV filed with the SEC a Registration Statement on Form S-4 (“Registration Statement”) on August 3, 2021, which includes the preliminary proxy statement/prospectus of dMY IV. dMY IV’s stockholders and other interested persons are advised to read the Registration Statement and the preliminary proxy statement/prospectus which forms a part of the Registration Statement, as well as any amendments filed or to be filed, and the effective Registration Statement and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination when available, as these materials will contain important information about the parties to the Merger Agreement, dMY IV and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of dMY IV as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders may obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus filed or that will be filed with the SEC and all other relevant documents that are or will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, at the Company’s website at https://www.dmytechnology.com or by written request to dMY Technology Group, Inc. IV at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

dMY IV, dMY Sponsor IV, LLC, Planet and their respective directors and executive officers may be deemed participants in the solicitation of proxies from dMY IV’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in dMY IV is included in the Registration Statement, which includes the preliminary proxy statement/prospectus of dMY IV, for the Business Combination and is available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement/prospectus for the Business Combination when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between dMY IV and Planet, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Planet and the markets in which it operates. dMY IV’s and Planet’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “would,” “believes,” “predicts,” “potential,” “strategy,” “opportunity,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, dMY IV’s and Planet’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside dMY IV’s and Planet’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the lack of a third party valuation in determining whether the proposed transaction is fair to the stockholders from a financial point of view; (3) the outcome of any legal proceedings that may be instituted against dMY IV and Planet following the announcement of the Merger Agreement and the transactions contemplated therein; (4) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of dMY IV or Planet, certain governmental or regulatory approvals, the satisfaction of the minimum trust account amount following redemption by dMY IV’s public stockholders, or satisfy other conditions to closing in the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the impact of COVID-19 on Planet’s business and/or the ability of the parties to complete the Business Combination; (7) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the New York Stock Exchange following the Business Combination; (8) the risk that the Business Combination disrupts current plans, operations, business relationships, performance and business generally as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations; (12) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (13) the possibility that Planet or dMY IV may be adversely affected by other economic, business, and/or competitive factors; and (14) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in dMY IV’s other filings with the SEC. dMY IV cautions that the foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of dMY IV’s Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by dMY IV from time to time with the SEC. These filings identify and address or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. dMY IV and Planet caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. dMY IV and Planet do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Press Contacts

Trevor Hammond

comms@planet.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

Planet-SVC@sardverb.com

Frank Switzer

Managing Director, Investor Relations

CPP Investments

fswitzer@cppib.com

T: +1 416-523-8039

ICR

dmy4@icrinc.com

Investor Contacts

Chris Genualdi

Planet Labs Inc.

ir@planet.com

Harry You

dMY Technology Group, Inc. IV

harry@dmytechnology.com